Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SPDR® Gold Trust (the “Trust” or the “Registrant”) on Form 10-Q for the period ending March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Spiegel, Principal Executive Officer of World Gold Trust Services, LLC, the Sponsor of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Jonathan Spiegel
Jonathan Spiegel*
Principal Executive Officer
May 5, 2026

*	The Registrant is a trust and Mr. Spiegel is signing in his capacity as Principal Executive Officer of World Gold Trust Services, LLC, the Sponsor of the Trust.